UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2020

PHATHOM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39094	82-4151574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Suite 102 Florham Park, New Jersey 07932
(Address of principal executive offices) (Zip Code)

(877) 742-8466

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2020, the Compensation Committee of the Board of Directors of Phathom Pharmaceuticals, Inc. (the “Company”) approved increases to the base salaries and annual target bonus percentages for Terrie Curran, the Company’s President and Chief Executive Officer, and Azmi Nabulsi, M.D., M.P.H., the Company’s Chief Operating Officer. Effective July 1, 2020, Ms. Curran’s annual base salary increased to $535,000 and Dr. Nabulsi’s annual base salary increased to $482,500. In addition, Ms. Curran’s annual target bonus increased to 60% of her base salary and Dr. Nabulsi’s annual target bonus increased to 50% of his base salary. The Company’s Bonus Plan will be amended to reflect the foregoing increases and the amended Bonus Plan will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2020, to be filed with the Securities and Exchange Commission.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2020, the Company held its 2020 Annual Meeting of Stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2020 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1—Election of Class I Directors

At the annual meeting, the Company’s stockholders elected the persons listed below as Class I directors for a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes
Terrie Curran	21,927,746	3,038,844	12,926	298,049
Mark Stenhouse	24,928,297	38,292	12,927	298,049

Proposal No. 2—Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2020:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	25,264,636	0	12,929	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHATHOM PHARMACEUTICALS, INC.

Date: May 26, 2020	By:	/s/ Larry Miller
Larry Miller
General Counsel and Secretary